United States

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 21, 2013

Bnc bancorp

(Exact name of registrant as specified in its charter)

North Carolina	000-50128	47-0898685
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3980 Premier Drive

High Point, North Carolina 27265

(Address of principal executive offices)

(336) 476-9200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)

On May 21, 2013, the shareholders of BNC Bancorp (the “Company”) approved the BNC Bancorp 2013 Omnibus Stock Incentive Plan (the “2013 Plan”) at the Company's 2013 Annual Meeting of Shareholders (the “Annual Meeting”). The 2013 Plan, the term of which expires on May 20, 2023, replaces the current BNC Bancorp Omnibus Stock Incentive Plan, as amended, which expires on May 17, 2014. The 2013 Plan provides for the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, performance units, other stock-based awards or any combination of those awards. The 2013 Plan provides for awards to the directors, officers, employees and consultants of the Company and its subsidiaries and affiliates and prospective employees and consultants who have accepted offers of employment or consultancy from the Company or its subsidiaries or affiliates, except that incentive stock options may be granted only to employees of the Company and its subsidiaries. These awards may be granted in the discretion of the Compensation Committee (or a subcommittee thereof), or by any other committee or subcommittee appointed by the Board of Directors that is granted authority to administer the plan.

The 2013 Plan provides that the aggregate number of shares of Company common stock that may be subject to awards under the 2013 Plan cannot exceed 1,500,000 subject to adjustment in certain circumstances to prevent dilution or enlargement. Shares underlying awards that expire or are forfeited or terminated without being exercised or settled for cash will again be available for the grant of additional awards within the limits provided by the 2013 Plan. Shares withheld by or delivered to the Company to satisfy the exercise price of options or tax withholding obligations with respect to any award granted under the 2013 Plan will nonetheless be deemed to have been issued under the 2013 Plan. During any calendar year, no participant may be granted performance-based awards (other than stock options and stock appreciation rights) covering in excess of 300,000 shares or stock options and stock appreciation rights covering in excess of 300,000 shares. The maximum number of shares that may be granted pursuant to incentive stock options is 1,500,000. The maximum number of awards that may be granted to a director in any year will not exceed 25,000.

The foregoing summary description of the 2013 Plan is qualified in its entirety by reference to the copy of the 2013 Plan that is attached to this Current Report on Form 8-K as Exhibit 10.1. For additional information regarding the 2013 Plan, please refer to Proposal 4 – “Approval to Adopt the BNC Bancorp 2013 Omnibus Stock Incentive Plan” on pages 9-14 of the Company's definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on April 16, 2013, which is incorporated herein by reference as Exhibit 10.2.

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a), (b)

A total of 15,146,837 shares of the Company’s common stock were present or represented by proxy at the Annual Meeting on May 21, 2013 to consider and vote on the matters listed below. This represented approximately 75.4% of the Company’s 20,077,119 shares of common stock that were outstanding and entitled to vote at the Annual Meeting. The proposals set forth below, each of which is described in more detail in the Company’s 2013 definitive proxy statement filed with the SEC on April 16, 2013, were submitted to a vote of the shareholders and approved at the Annual Meeting.

Election of Directors

The shareholders of the Company elected each of the director nominees nominated by the Company’s Board of Directors. The voting results were as follows:

Nominees for Terms Ending as of the 2016 Annual Meeting (Three-Year Term)

Name of Nominee	Votes For	Votes Withheld	Broker Non-Votes
Lenin J. Peters	11,432,712	162,975	3,551,149
Thomas R. Smith	11,432,828	162,859	3,551,149
D. Vann Williford	11,431,561	164,126	3,551,149
Thomas R. Sloan	11,425,709	169,978	3,551,149
John S. Ramsey, Jr.	11,432,028	163,659	3,551,149

Nominee for Term Ending as of the 2015 Annual Meeting (Two-Year Term)

Name of Nominee	Votes For	Votes Withheld	Broker Non-Votes
James T. Bolt, Jr.	11,416,309	179,378	3,551,149

Nominee for Term Ending as of the 2014 Annual Meeting (One-Year Term)

Name of Nominee	Votes For	Votes Withheld	Broker Non-Votes
Elaine M. Lyerly	11,427,152	168,535	3,551,149

Advisory Vote on Executive Compensation

The shareholders of the Company approved, on an advisory basis, the compensation of our named executive officers as disclosed in our proxy statement. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
11,277,337	240,838	77,512	3,551,150

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Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation

The shareholders of the Company recommended, on an advisory basis, that future advisory votes on executive compensation be held annually. The voting results were as follows:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
11,090,166	88,328	131,052	279,717	3,557,572

The Company has determined that it will include an advisory vote on the compensation of the Company’s named executive officers in its proxy materials for each annual meeting of shareholders until the next required advisory vote on the frequency of future advisory votes on the compensation of the Company’s named executive officers, which will occur no later than the Company’s 2019 Annual Meeting of Shareholders.

Approval of the 2013 Omnibus Stock Incentive Plan

The shareholders of the Company approved the BNC Bancorp 2013 Omnibus Stock Incentive Plan. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
10,855,510	601,401	138,776	3,551,149

Ratification of Appointment of Independent Registered Public Accounting Firm

The shareholders of the Company ratified the appointment of Cherry Bekaert L.L.P. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013. The voting results were as follows:

Votes For	Votes Against	Abstentions
15,115,575	8,308	22,952

Item 9.01 Financial Statements and Exhibits

(d)

10.1	BNC Bancorp 2013 Omnibus Stock Incentive Plan

10.2	Definitive Proxy Statement, filed on Schedule 14A with the SEC on April 16, 2013 and incorporated herein by reference

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 23, 2013

BNC BANCORP

By:	/s/ David B. Spencer
Name:	David B. Spencer
Its:	Executive Vice President & Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description of Exhibit

10.1	BNC Bancorp 2013 Omnibus Stock Incentive Plan
10.2	Definitive Proxy Statement, filed on Schedule 14A with the SEC on April 16, 2013 and incorporated herein by reference